EXHIBIT 32.1

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Panavision Inc. (the ‘‘Company’’) for the quarterly period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), Robert L. Beitcher, as Chief Executive Officer of the Company, and Ross G. Landsbaum, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §  1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              /S/ ROBERT L. BEITCHER

Name:  Robert L. Beitcher
Title:    President and Chief Executive Officer
Date:    November 14, 2005

                /S/ ROSS G. LANDSBAUM

Name:  Ross G. Landsbaum
Title:    Executive Vice President and
             Chief Financial Officer
Date:    November 14, 2005